UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 5, 2023

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400
Stamford
Connecticut	06901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Entry into a Material Amendment to a Material Definitive Agreement

On July 5, 2023, Aircastle Limited (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with the Company's existing shareholders, MM Air Ltd. and Marubeni Aviation Holdings Coöperatief U.A., pursuant to which the Company will make a pro rata issuance of the Company’s common shares, $0.01 par value per share (the “Shares”), in two tranches for an aggregate purchase price of up to $500,000,000. The number of Shares and the subscription price per share are to be determined and agreed to by the parties at the time of issuance. The issuance of the first tranche of Shares is expected to occur in July 2023 for an aggregate purchase price of $200,000,000. The issuance of the second tranche of Shares, which is subject to both the approval of the Company’s board of directors and shareholders, is expected to occur in the Company’s first fiscal quarter of 2024 for an aggregate purchase price of up to $300,000,000. The Company intends to use the net proceeds from the issuance of Shares for general corporate purposes.

The foregoing summary of the Subscription Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Subscription Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information included in Item 1.01 is incorporated herein by reference.
The Shares that may be issued in connection with the Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

10.1	Subscription Agreement, dated July 5, 2023, by and among Aircastle Limited, MM Air Ltd. and Marubeni Aviation Holdings Coöperatief U.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ Christopher L. Beers
Christopher L. Beers
Chief Legal Officer and Secretary
Date: July 7, 2023